Exhibit 10.75

UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“MLBFS”) to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with ALTIVA CORPORATION, a corporation organized and existing under the laws of the State of Delaware (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as “Customer”) under: (a) that certain WCMA LOAN AND SECURITY AGREEMENT NO. 2BN-07A10, dated as of even date herewith, between MLBFS and Customer (the “Loan Agreement”), (b) any “Loan Documents”, as that term is defined in the Loan Agreement, including, without limitation, the NOTE(S) incorporated by reference in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Loan Documents (collectively, the “Guaranteed Documents”), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, EXACTECH, INC., a corporation organized and existing under the laws of the State of Florida (“Guarantor”), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, and (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, in each case whether now existing or hereafter arising (collectively, the “Obligations”). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys’ fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer. The foregoing and any other provision hereof notwithstanding, in no event shall the aggregate principal amount of the Obligations guaranteed hereunder exceed $6,000,000 and in no event shall MLBFS be permitted to make a demand for payment or performance under this Guaranty on or after October 30, 2008, on which date this Guaranty shall be deemed to have expired and be of no further force and effect; provided, however that said expiration shall not impair, diminish or otherwise affect any demand made hereunder prior to said expiration date and this Guaranty shall remain in effect solely for purposes of satisfying said demand until said demand is satisfied as reasonably determined by MLBFS.

Subject to the limitation of amount and duration set forth above, this Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any “Bankruptcy Event”, as defined in the Loan Agreement, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a “Returned Payment”), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

Subject to the limitation of amount and duration set forth above, the liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS’ rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor’s obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS, subject to the limitation of amount and duration set forth above.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise except as contemplated by that certain Intercreditor Agreement (the “Intercreditor Agreement”), dated the date hereof, between MLBFS and Guarantor and by that certain Securities Purchase Agreement, dated October 29, 2003, between Customer and Guarantor. In the event that (i) the Guarantor has made payment(s) under this Guaranty, (ii) the obligations of MLBFS under the Guaranteed Documents have been fully and indefeasibly discharged, and (iii) the Guarantor has no remaining Obligations under this Guaranty, then the Guarantor shall be subrogated to the rights of MLBFS with respect to any obligations paid or performed by the Guarantor under this Guaranty and Customer shall reimburse, pay and indemnify Guarantor for all amounts paid by Guarantor in connection with this Guaranty.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

Subject to the confidentiality provision set forth below, Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW: (I) GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE GUARANTOR MAY BE LOCATED, (II) GUARANTOR IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND (III) GUARANTOR WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. GUARANTOR FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS OR SUCH OTHER JURISDICTIONS WHERE MLBFS COMMENCES AN ACTION AGAINST GUARANTOR. MLBFS AND GUARANTOR HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS GUARANTY. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Confidentiality. MLBFS agrees that it will use its commercially reasonable efforts not to disclose without the prior consent of the Guarantor (other than to its employees, auditors, counsel or other professional advisors who shall be advised of the confidential nature thereof) any information with respect to Guarantor or any Credit Party (as defined in the Loan Agreement) which is furnished pursuant to this Guaranty and identified as confidential by Guarantor (or is otherwise reasonably apparent to be confidential); provided, that MLBFS may disclose any such information (a) as has become generally available to the public, (b) as may be required in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over MLBFS or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation (notice of which will be promptly sent to the Guarantor to the extent permitted by law), and (d) in order to comply with any law, order, regulation or ruling applicable to MLBFS; provided, that in the event that MLBFS is requested or becomes legally compelled (as described above) to disclose any such confidential information or the fact that such confidential information has been made available to MLBFS, it is agreed that MLBFS will provide Guarantor with reasonably prompt written notice of such request(s) so that Guarantor may seek a protective order or other appropriate remedy and/or waive compliance with the provisions set forth in this provision. In the event that such protective order or other remedy is not obtained, or that Guarantor waives compliance with the provisions of this provision, MLBFS agrees that it will furnish only that portion of such confidential information and other information which MLBFS is advised by counsel is legally required and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to that portion of such confidential information and other information which is being disclosed. The foregoing notwithstanding, in no event shall MLBFS be compelled or otherwise restricted from complying with any legally mandated disclosure if such delay in disclosure is prohibited in accordance with terms of such mandate. The confidentiality obligations contained in this Guaranty or in any other Loan Document between the parties hereto, as they relate to the Loan, shall not apply to the federal tax structure or federal tax treatment of the Loans (as defined in the Loan Agreement) and each party hereto (and any employee, affiliate, representative or other agent of either party hereto) may disclose to any and all Persons, without limitation of any kind, the federal tax structure and federal tax treatment of the Loan and all materials of any kind (including opinions or other tax analysis) that are provided to a party relating to such federal tax structure and federal tax treatment, provided, further that such disclosure may not be made until the earliest of (x) the date of the public announcement of discussions relating to the Loans, (y) the date of the public announcement of the Loans to be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b) (3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose. Subject to the proviso with respect to disclosure in the first sentence of this provision, each party hereto acknowledges that each party hereto (and any employee, affiliate, representative or other agent of either party hereto) has no proprietary or exclusive rights to the federal tax structure of the Loans or any federal tax matter of federal tax idea related to the Loans. MLBFS is aware, and MLBFS will advise its representatives who are informed of the matters that are the subject of this Agreement, of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

[SIGNATURE PAGE TO FOLLOW]

Dated as of June 25, 2004.

EXACTECH, INC., as Guarantor

By:	/s/ Joel Phillips	/s/ David Petty
	Signature (1)	Signature (2)

	Joel Phillips	David Petty
	Printed Name	Printed Name

	CFO	Executive Vice President
	Title	Title

Address of Guarantor:

2320 NORTH WEST 66TH COURT

GAINESVILLE, FLORIDA 32653

ALTIVA CORPORATION

By:	/s/ James Robson	/s/ David Grant
	Signature (1)	Signature (2)

	James Robson	David Grant
	Printed Name	Printed Name

CFO
	Title	Title

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